UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

     Date of Report (Date of earliest event reported)      December 2003
                                                           -------------




                              APOLLO HOLDINGS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)





            Delaware                333-58744          13-4171971
            --------                ---------          ----------
   (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)          File Number)    Identification No.)



1060 Alberni Street, Suite 1505, Vancouver, B.C., Canada             V6E 4K2
--------------------------------------------------------            ----------
(Address of principal executive offices)                            (Zip code)





(Registrant's Telephone Number, Including the Area Code)          (604)687-4432
                                                                  -------------




_____________________________________________________________
(Former name or former address, if changed from last report)


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APOLLO  HOLDINGS,  INC.
-----------------------

Item 1.   Changes in Control of Registrant.

          Not Applicable

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy or Receivership.

          Not applicable

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable

Item 5.   Other Events and Regulation FD Disclosure.

          Due to the difficulties faced by the company in creating sustainable business in both our business models relating to anti-piracy software services that we offer to corporations with digital assets and the competition in web-based business to business intellectual property exchanges, we have decided that it is necessary to examine new related and unrelated business opportunities.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable

Item 7.   Financial Statements and Exhibits.

          Not Applicable

Item 8.   Change in Fiscal Year.

          Not Applicable

Item 9.   Regulation FD Disclosure.

          Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not Applicable

Item 11.  Temporary suspension of Trading Under Registrant's Employee benefit
          Plans

          Not Applicable

Item 12.  Results of Operations and Financial Condition

          Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APOLLO HOLDINGS, INC.

Date:  December 15, 2003               by:  /s/  David  Jenkins
       -----------------                    -------------------
                                            David Jenkins,
                                            President and Director




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